UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

CDRV INVESTORS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-124100	56-2445503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1310 Goshen Parkway
P.O. Box 2656
West Chester, PA	19380
(Address of principal executive offices)	(zip code)

(610) 431-1700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 29, 2007, VWR International, Inc. (“VWR International”), the indirect, wholly-owned subsidiary of CDRV Investors, Inc. (the “Registrant”), entered into a third amendment to its secured credit facilities (the “Credit Facilities”). The amendment became effective on January 30, 2007.  Among other things, the amendment (i) reduces the interest rate applicable to the Tranche B Euro Term Loans as defined in and outstanding under the Credit Facilities and (ii) modifies certain other provisions of the credit agreement (the "Credit Agreement") governing the Credit Facilities to conform in certain respects to the indentures governing VWR International’s 6 7/8% senior notes due 2012 and 8% senior subordinated notes due 2014, including the indebtedness, restricted payments and investments covenants. The modification permits VWR International to pay or make specified cash dividends, payments or distributions to allow the Registrant to make cash interest payments on the senior floating rate notes due 2011 of the Registrant and to make other payments, subject to the indenture governing such notes.  The third amendment is attached to this report as Exhibit 4.3 and incorporated herein by reference.  Also attached to this report, and incorporated herein by reference as Exhibits 4.1 and 4.2, are the two previous amendments to the Credit Agreement; the first amendment provided for certain cash pooling arrangements and the second amendment provided for additional capacity under the covenant limiting acquisitions.

Item 9.01  Financial Statements and Exhibits.

Exhibit
Number	Description
4.1

First Amendment, dated as of February 11, 2005, to (i) Credit Agreement dated as of April 7, 2004, among VWR International, Inc. (as successor in interest to CDRV Acquisition Corporation), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement, the lenders from time to time party to the Credit Agreement, Deutsche Bank AG New York Branch, as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and Bank of America, N.A., BNP Paribas and Barclays Bank PLC, as Documentation Agents, and (ii) Guarantee and Collateral Agreement, dated as of April 7, 2004, among CDRV Holdings, Inc., VWR International, Inc., the Foreign Subsidiary Borrowers from time to time parties to the Guarantee and Collateral Agreement, VWR, Inc., Science Kit, Inc., and Ward’s Natural Science Establishment, Inc. in favor of the Administrative Agent for the benefit of the Lenders.

4.2

Second Amendment, dated as of August 18, 2006, to the Credit Agreement, dated as of April 7, 2004, among VWR International, Inc. (as successor in interest to CDRV Acquisition Corporation), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement, the lenders from time to time party to the Credit Agreement, Deutsche Bank AG New York Branch, as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and Bank of America, N.A., BNP Paribas and Barclays Bank PLC, as Documentation Agents.

4.3

Third Amendment, dated as of January 29, 2007, to the Credit Agreement, dated as of April 7, 2004, among VWR International, Inc. (as successor in interest to CDRV Acquisition Corporation), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement, the lenders from time to time party to the Credit Agreement, Deutsche Bank AG New York Branch, as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and Bank of America, N.A., BNP Paribas and Barclays Bank PLC, as Documentation Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CDRV INVESTORS, INC.

Date: January 30, 2007	By:	/s/ George Van Kula
Name: George Van Kula
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1

First Amendment, dated as of February 11, 2005, to (i) Credit Agreement dated as of April 7, 2004, among VWR International, Inc. (as successor in interest to CDRV Acquisition Corporation), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement, the lenders from time to time party to the Credit Agreement, Deutsche Bank AG New York Branch, as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and Bank of America, N.A., BNP Paribas and Barclays Bank PLC, as Documentation Agents, and (ii) Guarantee and Collateral Agreement, dated as of April 7, 2004, among CDRV Holdings, Inc., VWR International, Inc., the Foreign Subsidiary Borrowers from time to time parties to the Guarantee and Collateral Agreement, VWR, Inc., Science Kit, Inc., and Ward’s Natural Science Establishment, Inc. in favor of the Administrative Agent for the benefit of the Lenders.

4.2

Second Amendment, dated as of August 18, 2006, to the Credit Agreement, dated as of April 7, 2004, among VWR International, Inc. (as successor in interest to CDRV Acquisition Corporation), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement, the lenders from time to time party to the Credit Agreement, Deutsche Bank AG New York Branch, as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and Bank of America, N.A., BNP Paribas and Barclays Bank PLC, as Documentation Agents.

4.3

Third Amendment, dated as of January 29, 2007, to the Credit Agreement, dated as of April 7, 2004, among VWR International, Inc. (as successor in interest to CDRV Acquisition Corporation), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement, the lenders from time to time party to the Credit Agreement, Deutsche Bank AG New York Branch, as Administrative Agent, Citicorp North America, Inc., as Syndication Agent, and Bank of America, N.A., BNP Paribas and Barclays Bank PLC, as Documentation Agents.